                                                                   EXHIBIT 10-38

                                   Love's(R)
                           1996 Consent to Assignment
                                      and
                              Assumption Agreement

Parties:

         Franchisor:      Love's Enterprises, Inc.
                          1990 Westwood Boulevard, Penthouse
                          Los Angeles, California 90025

         1995 Assignors:  Rasheed Z. Khan (individually)
                          William P. Liu (individually)
                          Mohd Q. Khan, M.D. (individually)
                          Zaks Restaurant Management, Inc.,
                           a California corporation

         1995 Assignees:  Rasheed Z. Khan (individually)
                          Meena Khan (individually)
                          Zaks Restaurant Management, Inc.,
                           a California corporation

         [Note: For convenience, the Franchisor is sometimes referred to in this and other documents as "Love's," "we," "us," or "our." The obligations of the 1995 Assignors and the 1995 Assignees under this and any other documents shall be joint and several.]

Date:    January 1, 1996

Background and Preliminary Agreements:

         A. On December 16, 1969, Love's executed a Franchise Agreement (the "Franchise Agreement") with Alexander Jocic covering a "Love's(R) Wood Pit Barbecue" restaurant (the "Restaurant") located at the southeast corner of the intersection of Rosemead Boulevard and Marshall Street in the City of Rosemead, California.

         B. A the same time, the same parties executed a Lease Agreement (the "Equipment Lease") covering the lease of certain signs, fixtures, equipment and supplies for use at the restaurant.

         C. At the same time, the same parties executed a Sublease (the "Sublease") covering the premises used for the restaurant.

         D. On August 29, 1975, the same parties executed a Mutual Release and Settlement Agreement and a related Amended Franchise Agreement (the "1975 Amended Franchise Agreement.")

         E. As of December 14, 1984, Love's, Alexander Jocic, Kwan Lee and Joseph Dopico executed an Assignment and Assumption Agreement (the "1984 Assignment"), which had the effect of transferring certain rights under the Franchise Agreement from Alexander Jocic to Kwan Lee and Joseph Dopico.
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         F.      Effective December 30, 1985, Love's, Kwan Lee and Joseph
Dopico executed an Amendment to Franchise Agreement (the "1985 Amendment.")

         G. As of November 1, 1990, Love's, Kwan Lee and Joseph Dopico executed an Amendment to Franchise Agreement (the "1990 Amendment"), which had the effect of extending the term of the 1975 Amended Franchise Agreement (as subsequently amended) to and including October 31, 1995, unless sooner terminated pursuant to the terms of the 1975 Amended Franchise Agreement (as subsequently amended), Sublease and Equipment Lease. Also as of November 1, 1990, the same parties executed an Amendment to Sublease (which had the effect of extending the Sublease term to and including October 31, 1995) and executed an Amendment to Equipment Lease (which had the effect of extending the Equipment Lease term to and including October 31, 1995.)

         H. On October 8, 1993, Love's, Kwan Lee, Joseph Dopico, Zaks Restaurant Management, Inc. ("Zaks"), Mohd Q. Khan, M.D., William P. Liu and Rasheed Z. Khan executed a Consent to Assignment and Assumption Agreement (the "1993 Assignment"), which had the effect of transferring certain rights under the Franchise Agreement from Kwan Lee and Joseph Dopico to Zaks, Mohd Q. Khan, M.D., William P. Liu and Rasheed Z. Khan.

         I. Notwithstanding the fact that the 1975 Amended Franchise Agreement (as subsequently amended) and the Equipment Lease (as subsequently amended) are due to expire at the end of October 31,1995, Zaks, Mohd Q. Khan, M.D., William P. Liu and Rasheed Z. Khan (Zaks, Mohd Q. Khan, M.D., William P. Liu and Rasheed Z. Khan be jointly and individually referred to in this document as the "1995 Assignors") wish to assign their interests thereunder to Zaks, Rasheed Z. Khan and Meena Khan (Zaks, Rasheed Z. Khan and Meena Khan be jointly and individually referred to in this document as the "1995 Assignees.") Rasheed Z. Khan and Meena Khan are sometimes referred tn as the Stockholders."

         J. By separate instrument and as an independent transaction (noted here merely for convenience of the parties and completeness of documentation), the 1995 Assignees and Love's have agreed to extend the term of the 1975 Amended Franchise Agreement (as subsequently amended) and the Equipment Lease (as subsequently amended), the Sublease being due to expire at the end of October 31, 1995, and the 1995 Assignees having made or to make separate arrangements with the landlord for continued occupancy of the Restaurant, Love's to have no responsibility or obligation with regard thereto or with regard to occupancy by the 1995 Assignors or Assignees after October 31,1995.

         K. The parties agree that, in the event of any inconsistency between the provisions of this document and any of the foregoing documents (or other documents or agreements prior to the date of this document), the provisions of this document shall prevail.





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
Main Agreements:

         1. Consent to Assignment. Effective October 31, 1995, and subject to the compliance by 1995 Assignors and the 1995 Assignees with the terms and conditions of this document, Love's consents to the transfer of each of the rights of the 1995 Assignors in and to the 1975 Amended Franchise Agreement (as subsequently amended) and the business conducted thereunder (the "Franchised Business") and the Equipment Lease (as subsequently amended) to the 1995 Assignees and the 1995 Assignors confirm that they have transferred all of their rights therein to the 1995 Assignees, together with their rights in and to the real property and all equipment used in the operation of the Franchised Business. All rights of the 1995 Assignors and all obligations and/or liabilities of Love's (and/or of the "Love's Entities" as defined below) to the 1995 Assignors, WHETHER KNOWN OR UNKNOWN, under the 1975 Amended Franchise Agreement (as subsequently amended), the Sublease (as subsequently amended) and/or the Equipment Lease (as subsequently amended) or otherwise, are hereby canceled, released and of no further force or effect. In connection therewith, the 1995 Assignees shall execute the attached Exhibit A - "Guarantee of Obligations."

         2. Payments. Love's waives its rights to receive any "administrative fee" in connection with the extension of the franchise.

         3. Covenants and Warranties of 1995 Assignee - Corporate and Related Requirements. Attached to this document as Exhibit "B" is Section 2 of the 1993 Assignment. The 1995 Assignees (and particularly the Stockholders) agree that the provisions of that Section 2 shall govern the 1995 Assignees (and particularly the Stockholders) and this assignment, and that they will fully and faithfully comply with those provisions, as if Sully reproduced herein.

         4.      Obligations of 1995 Assignor.

                 (a) 1195 Assignor shall remain liable for all obligations to Love's arising under the Franchise Documents (as later defined) prior to the "Closing Date" (October 31,1995.)

                 (b) Within seventy-two (72) hours after said Closing Date, 1995 Assignor shall prepare and deliver to Love's the weekly summary report(s) (as required by the Franchise Agreement or by the custom, practice or policies of Love's and its franchisees [the "Weekly Summary Report(s)"]) for the final week(s) of 1995 Assignor's operation of Love's #1038. Love's reserves the right to review and audit said Weekly Summary Report(s), and in the event any amounts are found due and owing pursuant to the Weekly Summary Report(s), without limiting its right to collect any such amount from 1995 Assignor, 1995 Assignee guarantees to pay Love's any amounts due forthwith as a condition to the effectiveness of Love's consent to the assignment.





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
         5.      Assumption of Obligations by 1995 Assignee.

                 (a) Each 1995 Assignee, jointly and severally, individually and as a corporate entity, agrees to assume all of the duties and obligations of 1995 Assignor under the 1975 Amended Franchise Agreement (as subsequently amended) and/or the Equipment Lease (as subsequently amended) (the "Franchise Documents") and/or under this document and shall be entitled to all of 1995 Assignor's rights, title and interest in and to the Love's #1038 and the Franchise Documents.

                 (b) Any default by 1995 Assignee hereunder shall constitute a default under the Franchise Documents.

         6. Indemnification of Love's by 1995 Assignor. Love's shall not be responsible in any manner for the debts or obligations owed by 1995 Assignor to any third party, including, without limitation, vendors or taxing agencies. 1995 Assignor agrees to indemnify and hold Love's harmless for all amounts incurred by Love's (including but not limited to attorneys' fees) as a result of claims made against Love's for any debts or obligations owed by 1995 Assignor to any such third parties. Love's shall have he right but not the obligation to pay any debts or obligations owed by 1995 Assignor to any third party, including vendors or taxing agencies and charge 1995 Assignor therefor. Notwithstanding the Release contained herein, 1995 Assignor shall not be released from its obligation to reimburse Love's for payment of said debts or obligations which Love's is reasonably required to pay.

         7. Continued Obligations of 1995 Assignors. In any event and notwithstanding any other provisions of this document or otherwise or the transfer of the Franchise and the Franchised Business, the cancellation of the 1995 Assignors' rights and any release granted to the 1995 Assignors (or any of them) and in addition to any other rights preserved by Love's, the 1995 Assignor's obligations regarding indemnity, non-competition and confidentiality will remain in effect and will be regarded as in-term covenants and fully enforceable by Love's, notwithstanding such assignment.

         8. Training. Meena Khan is exempted from any training requirements so long as Rasheed Z. Khan remains as the manager of the Restaurant.

         9. Release of Love's. The 1995 Assignors and the 1995 Assignees, jointly and severally, hereby release and forever discharge, indemnify and agree to hold harmless Love's, all persons and entities controlling, controlled by, under common control, affiliated and/or associated with it in any way, each of the affiliates, subsidiaries, corporate parents and predecessors of any of the foregoing, each of the owners, partners, stockholders, directors, officers, employees, agents, representatives, attorneys, accountants of any of the foregoing, and all persons acting by, through, under or in concert or affiliated or associated in any way





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
with any of the foregoing, (all of the foregoing, including Love's, are collectively and individually referred to in this document as the "Love's Entities") from and against any and all causes of action, in law or in equity, suits, debts, liens, actual and/or alleged defaults, liabilities, claims, demands, damages, losses, costs or expenses, of any kind and/or nature whatsoever, howsoever arising, KNOWN OR UNKNOWN, fixed or contingent, past or present, whether or not related to the 1975 Amended Franchise Agreement (as subsequently amended), the Equipment Lease (as subsequently amend the Sublease (as subsequently amended), the Franchised Business or otherwise, which the 1995 Assignors, 1995 Assignees or any of them now have or may hereafter have against all or any of the Love's Entities by reason of any matter, cause or thing whatsoever from the beginning of time to the date hereof (the "Claims"), it being the mutual intention of the parties that this release be unqualifiedly general in scope and effect.

         THE 1995 ASSIGNORS AND THE 1995 ASSIGNEES AND EACH OF THEM, JOINTLY AND SEVERALLY, ACKNOWLEDGE THAT EACH IS FAMILIAR WITH THE PROVISIONS OF CALIFORNIA CIVIL CODE SECTION 1542, WHICH PROVIDES AS FOLLOWS:

         "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR."

         THE 1995 ASSIGNORS AND THE 1995 ASSIGNEES AND EACH OF THEM, JOINTLY AND SEVERALLY, BEING AWARE OF THIS CODE SECTION, HEREBY EXPRESSLY WAIVE ALL RIGHTS THEREUNDER AS WELL AS UNDER ANY OTHER STATUTES OR COMMON LAW PRINCIPLES OF SIMILAR EFFECT OF ANY APPLICABLE JURISDICTION, INCLUDING BUT NOT LIMITED TO THOSE OF CALIFORNIA.

         The 1995 Assignors and the 1995 Assignees, jointly and severally, represent and warrant that there have been, and there will be, no assignment or other transfer of any interest in any Claims which any of them may have against any or all of the Love's Entities, that any and all such Claims have been forever extinguished, and the 1995 Assignors and the 1995 Assignees, jointly and severally, agree to indemnify and forever hold each and all of the Love's Entities harmless from any liability, claims, demands, damages, losses, costs, expenses and/or attorney's fees incurred by any of the Love's Entities as a result of any person asserting any such assignment or transfer, or any rights or claims under such assignment or transfer. It is the intention of the parties that this indemnity does not require payment by any of the Love's Entities as a condition precedent to their recovery against the 1995 Assignors and/or the 1995 Assignees (or any of them) under this clause.

         10. Release of Mohd Q. Khan. M.D. and William P. Liu. Love's hereby releases and forever discharges, indemnify and agree to hold





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
harmless Mohd Q. Khan, M.D. and William P. Liu from and against any and all causes of action, in law or in equity, suits, debts, liens, actual and/or alleged defaults, liabilities, claims, demands, damages, losses, costs or expenses, of any kind and/or nature whatsoever, howsoever arising, KNOWN OR UNKNOWN, fixed or contingent, past or present, whether or not related to the 1975 Amended Franchise Agreement (as subsequently amended), the Equipment Lease (as subsequently amended), the Sublease (as subsequently amended), the Franchised Business or otherwise, which the 1995 Assignors, 1995 Assignees or any of them now have or may hereafter have against all or any of the Love's Entities by reason of any matter, cause or thing whatsoever from the beginning of time to the date hereof (the "Claims"), it being the mutual intention of the parties that this release be unqualifiedly general in scope and effect; provided that any obligations of Mohd Q. Khan, M.D. and/or William P. Liu contained or referenced in this document will continue in full force and effect.

         LOVE'S ACKNOWLEDGES THAT IT IS FAMILIAR WITH THE PROVISIONS OF CALIFORNIA CIVIL CODE SECTION 1542, WHICH PROVIDES AS FOLLOWS:

         "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME O EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR."

         LOVE'S, BEING AWARE OF THIS CODE SECTION, HEREBY EXPRESSLY WAIVE ALL RIGHTS THEREUNDER AS WELL AS UNDER ANY OTHER STATUTES OR COMMON LAW PRINCIPLES OF SIMILAR EFFECT OF ANY APPLICABLE JURISDICTION, INCLUDING BUT NOT LIMITED TO THOSE OF CALIFORNIA.

         11. No Security or Similar Interest. Notwithstanding any provisions in any agreement between 1995 Assignees and 1995 Assignors or otherwise, the 1995 Assignors will have no right to retake possession, ownership or any other interest in tho 1975 Amended Franchise Agreement (as subsequently amended), the Equipment Lease or the Franchised Business (or any assets or part thereof) in the event of any breach or default in any obligation by the 1995 Assignees. The 1995 Assignors and tho 1995 Assignees jointly and severally represent and warrant, and agree, that there is, and will be, no "security" or similar interest in the 1975 Amended Franchise Agreement (as subsequently amended), the Equipment Lease (as subsequently amended) or the Franchised Business (or any assets or part thereof), whether in favor of the Sellers or otherwise and that any such interest will be void and ineffective. In the event that any attempt by the 1995 Assignors to retake possession, ownership or any other interest in the 1975 Amended Franchise Agreement (as subsequently amended), the Equipment Lease (as subsequently amended) or the Franchised Business (or any assets or part thereof) is not held to be void or otherwise ineffective, such attempt will be subject to (1) a right-of-first refusal in favor of Love's and (2) the prior written consent of Love's, which may be subject to reasonable conditions,





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
including but not limited to the 1995 Assignors providing a release (in form satisfactory to Love's) of all claims, KNOWN OR UNKNOWN, with respect to the "Love's Entities" or any of them and the 1995 Assignors curing any and all defaults of the 1995 Assignees in their obligations to the "Love's Entities" and its affiliates and the 1995 Assignors providing full and unlimited indemnities to the "Love's Entities" regarding any claims by 1995 Assignees and/or others.

General Agreements:

         12. No Attorney's Fees. Unless expressly provided otherwise in this document, in the event of any legal action or proceeding with respect to this document, the matters covered thereby (for example, to enforce any arbitration award) or otherwise, which involves Love's, the Love's Entities and/or the interests of Love's and/or the Love's Entities, each party will bear their own legal costs.

         13. Forum. WAIVER OF JURY TRIAL. Subject to the parties' agreement below regarding binding arbitration of disputes, any litigation with respect to this document, the matters covered thereby (for example, to enforce any arbitration award) or otherwise, which involves Love's, the Love's Entities and/or the interests of Love's and/or the Love's Entities, will take place in Los Angeles County, California, or, if required, the Federal court nearest thereto, the parties expressly consenting to the exclusive jurisdiction of such court(s) and waiving their rights to conduct litigation of any nature in any other forum. IN ANY ARBITRATION AND/OR LITIGATION INVOLVING LOVE'S, THE LOVE'S ENTITIES AND/OR THE INTERESTS OF LOVE'S AND/OR THE LOVE'S ENTITIES, EACH OF THE PARTIES WAIVES THEIR RIGHTS TO TRIAL BY JURY AND WAIVES ALL RIGHTS TO PUNITIVE, EXEMPLARY, MULTIPLE, PAIN-AND-SUFFERING, MENTAL DISTRESS OR SIMILAR DAMAGES AND AGREES THAT EACH MAY ONLY RECOVER ACTUAL FINANCIAL LOSSES.

         14.     Mandatory Binding Arbitration.

         (a) IN THE EVENT OF ANY DISPUTE INVOLVING LOVE'S, THE LOVE'S ENTITIES OR ANY INTERESTS OF LOVE'S OR THE LOVE'S ENTITIES, WHETHER RELATED TO THIS DOCUMENT, ANY FRANCHISE AGREEMENT OR OTHER AGREEMENTS, THE TRANSACTION(S) REFERENCED OR CONTEMPLATED HEREIN, ANY TRANSACTIONS RELATED THERETO AND/OR ANY OTHER DOCUMENTS, AGREEMENTS, UNDERSTANDINGS, TRANSACTIONS AND/OR ANY OTHER MATTER (WHETHER RELATED OR OTHERWISE), SUCH DISPUTE WILL BE:

                 (1) FIRST, DISCUSSED IN A FACE-TO-FACE MEETING BETWEEN EACH OF THE DISPUTANTS (OR, IF A DISPUTANT IS A CORPORATION OR PARTNERSHIP, A PRINCIPAL OF THE DISPUTANT AUTHORIZED TO MAKE BINDING COMMITMENTS ON BEHALF OF THE DISPUTANT), SUCH MEETING SHALL BE HELD AT LOVE'S HEADQUARTERS AND WITHIN 30 DAYS AFTER ANY DISPUTANT GIVES WRITTEN NOTICE OF THE DISPUTE.





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
                 (2) SECOND, IF, IN THE OPINION OF LOVE'S OR ANY DISPUTANT PARTICIPATING IN SUCH MEETING, SUCH MEETING HAS NOT SUCCESSFULLY RESOLVED SUCH MATTERS, AND IF DESIRED BY ANY PERSON OR ENTITY INVOLVED IN THE CLAIM, SUBMITTED TO NONBINDING MEDIATION FOR A MINIMUM OF 8 HOURS BEFORE (A) THE AMERICAN ARBITRATION ASSOCIATION (THE "AAA") OR
         (B) ANY OTHER MEDIATION ORGANIZATION APPROVED BY ALL SUCH PERSONS AND/OR ENTITIES OR (C) A MEDIATOR APPOINTED BY A COURT IF THE AAA CANNOT CONDUCT SUCH MEDIATION AND THE PARTIES CANNOT AGREE ON A MEDIATION ORGANIZATION. ON ELECTION BY ANY PARTY, ARBITRATION AND/OR ANY OTHER REMEDY ALLOWED BY THIS AGREEMENT MAY PROCEED FORWARD AT THE SAME TIME AS MEDIATION. IN THE MEDIATION, THE DISPUTANTS SHALL EACH BE REPRESENTED BY AN INDIVIDUAL AUTHORIZED TO MAKE BINDING COMMITMENTS ON THEIR RESPECTIVE BEHAVES AND MAY BE REPRESENTED BY COUNSEL. IN ADDITION, THE DISPUTANTS MAY, WITH PERMISSION OF THE MEDIATOR, BRING SUCH ADDITIONAL PERSONS AS ARE NEEDED TO RESPOND TO QUESTIONS, CONTRIBUTE INFORMATION AND PARTICIPATE IN THE NEGOTIATIONS. THE FEES AND EXPENSES OF THE MEDIATOR AND/OR MEDIATION ORGANIZATION SHALL BE SHARED EQUALLY BY THE DISPUTANTS. THE MEDIATOR SHALL BE DISQUALIFIED AS A WITNESS, CONSULTANT, EXPERT OR COUNSEL FOR ANY PARTY WITH RESPECT TO THE DISPUTE AND ANY RELATED MATTERS.

                 (3) THIRD, IF NO SUCH PERSON OR ENTITY DESIRES MEDIATION (OR IF SUCH MEDIATION IS NOT SUCCESSFUL IN RESOLVING SUCH CLAIM), SUBMITTED TO AND FINALLY RESOLVED BY BINDING ARBITRATION BEFORE AND IN ACCORDANCE WITH THE ARBITRATION RULES OF THE AMERICAN ARBITRATION ASSOCIATION PURSUANT TO ITS COMMERCIAL ARBITRATION RULES. IN EACH CASE, THE PARTIES TO ANY MEDIATION/ARBITRATION WILL EXECUTE APPROPRIATE CONFIDENTIALITY AGREEMENTS, EXCEPTING ONLY SUCH PUBLIC DISCLOSURES AND FILINGS AS ARE REQUIRED BY LAW.

         (b) ANY MEDIATION/ARBITRATION WILL BE CONDUCTED AT THE OFFICE OF THE MEDIATING/ARBITRATING ORGANIZATION (OR ITS REPRESENTATIVES) WHICH IS LOCATED CLOSEST TO LOVE'S HEADQUARTERS. EXCEPT AS EXPRESSLY PROVIDED OTHERWISE IN THIS DOCUMENT, THE PARTIES TO ANY MEDIATION OR ARBITRATION WILL BEAR THEIR OWN COSTS, INCLUDING ATTORNEY'S FEES. ANY CLAIM, AND ANY MEDIATION/ARBITRATION, WILL BE CONDUCTED AND RESOLVED ON AN INDIVIDUAL BASIS ONLY AND NOT ON A CLASS-WIDE, MULTIPLE PLAINTIFF OR SIMILAR BASIS. UPON REQUEST OF ANY PARTY TO A CLAIM, THE ARBITRATOR MAY BE REQUIRED TO ISSUE A WRITTEN AWARD, SPECIFYING THE FACTS FOUND AND THE LAW APPLIED, BUT THE PARTY SO REQUESTING WILL BEAR THE FEES AND CHARGES INCURRED IN CONNECTION THEREWITH.
THE ARBITRATOR MAY ISSUE TEMPORARY RESTRAINING ORDERS, PRELIMINARY INJUNCTIONS, INJUNCTIONS AND OTHER EQUITABLE AND/OR INTERIM RELIEF TO THE EXTENT REASONABLY NECESSARY TO PRESERVE THE STATUS QUO (OR PREVENT IRREPARABLE INJURY) PENDING FINAL RESOLUTION BY BINDING ARBITRATION OF A CLAIM, AS WELL AS IN CONNECTION WITH ANY SUCH FINAL RESOLUTION, AND MAY ISSUE SUMMARY ORDERS DISPOSING OF ALL OR PART OF A CLAIM AT ANY POINT. EACH PARTY CONSENTS TO THE ENFORCEMENT OF SUCH ORDERS, INJUNCTIONS, ETC. BY ANY COURT HAVING JURISDICTION. NOTWITHSTANDING ANY PROVISIONS





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
OF STATE LAW TO THE CONTRARY. LOVE'S INTENDS TO FULLY ENFORCE THE PROVISIONS OF THIS DOCUMENT AND OTHER DOCUMENTS, INCLUDING ALL VENUE AND
MEDIATION/ARBITRATION PROVISIONS, AND TO RELY ON FEDERAL PREEMPTION UNDER THE FEDERAL ARBITRATION ACT (9 U.S.C. Section 1 ET SEQ.)

         15. Entire Understanding. Excepting only any document(s) contemporaneously executed by Love's:

         This document contains the entire understanding between Love's (on the one hand) and the 1995 Assignors and the 1995 Assignees (on the other hand) and supersedes any prior understandings and agreements between and/or among any of them respecting the within subject matter and no representations, promises, guarantees, or warranties of any kind are or have been made by Love's or anyone else to induce the 1995 Assignors and the 1995 Assignees to execute this document, except as specifically set forth in writing in this document.

         THERE ARE NO REPRESENTATIONS, WARRANTIES, AGREEMENTS, PROMISES, CONTRACTS, COMMITMENTS, ARRANGEMENTS, OPTIONS, RIGHTSOF-FIRST-REFUSAL, "SIDE DEALS," UNDERSTANDINGS OR OTHERWISE, ORAL OR WRITTEN, AFFECTING OR RELATED TO LOVE'S RELATING TO THE WITHIN SUBJECT MATTER WHICH ARE NOT FULLY EXPRESSED HEREIN. NEITHER THE 1995 ASSIGNORS NOR THE 1995 ASSIGNEES HAVE RELIED ON ANY REPRESENTATIONS, PROMISES, UNDERSTANDINGS, AGREEMENTS OR OTHERWISE WHICH ARE NOT EXPRESSLY SET FORTH IN THIS DOCUMENT, NOR DO THE 1995 ASSIGNORS NOR THE 1995 ASSIGNEES HAVE ANY RESERVATIONS, NOR DO THERE EXIST ANY CONTINGENCIES, WITH REGARD TO ANY OF THEIR OBLIGATIONS UNDER THIS DOCUMENT OR ANY DOCUMENT CURRENTLY IN EXISTENCE OR TO BE EXECUTED. IF THE 1995 ASSIGNORS OR THE 1995 ASSIGNEES BELIEVE THERE HAVE BEEN ANY REPRESENTATIONS, PROMISES, UNDERSTANDINGS, AGREEMENTS OR OTHERWISE WHICH ARE NOT EXPRESSLY SET FORTH IN THIS DOCUMENT OR THAT ANY OF THE FOREGOING IS NOT TRUE, CORRECT AND COMPLETE, THEY WILL MAKE A WRITTEN STATEMENT REGARDING SUCH NEXT TO THEIR SIGNATURE.

         16. Severability. The invalidity or unenforceability of any provision hereof as determined by an arbitrator or a court of competent jurisdiction will in no way affect the validity or enforceability of any other provision hereto.

         17. Waiver. The failure of any party to seek redress for violation of this document or to insist upon the strict performance of any covenant or condition of this document will not prevent a subsequent act, which would have originally constituted a violation, from having the effect of an original violation. The rights and remedies provided by this document are cumulative and the use of any one right or remedy by any party will not preclude or waive its right to use any or all other remedies. Subject to the provisions of the release(s) granted herein, these rights and remedies are given in addition to any other rights and remedies the parties may have by law, statute ordinance or otherwise.





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
         18. Heirs and Assigns. Each of the terms, covenants and conditions of this document will extend to and be binding on and inure to the benefit of not only the parties, but also each of their respective heirs, representatives, executors, administrators, assigns, and successors in interest. Whenever in this document reference is made to any party the reference will be deemed to include whenever applicable, the heirs, representatives, executors, administrators, assigns and successors in interest of that party the same as if in every case expressed.

1995 Assignors (jointly           1995 Assignees (jointly
  and severally):                  and severally):

/s/                               /s/
Rasheed Z. Khan                   Rasheed Z. Khan

/s/                               /s/
William P. Liu                    Meena Khan

/s/
Mohd Q. Khan, M.D.


Zaks Restaurant Management, Inc.  Zaks Restaurant Management, Inc.


By /s/                            By /s/


LOVE'S ENTERPRISES, INC.


By /s/
  Harry Shuster, President and CEO





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
                                  EXHIBIT "A"

                                                          Store #1038 - Rosemead

                            GUARANTEE OF OBLIGATIONS


         THIS GUARANTEE is given by the undersigned to LOVE'S ENTERPRISES, INC., a California corporation (hereinafter, together with its successors and assigns, referred to as "Franchisor") in connection with the assignment of the franchise interests of the Love's Wood Pit Barbecue Restaurant #1038 (Love's #1038) located at the southeast corner of the intersection of Rosemead Boulevard and Marshall Street in the City of Rosemead, California, to ZAKS RESTAURANT MANAGEMENT, INC. (hereinafter together with its successors and assigns referred to as "Assignee Corporation" or "Zaks"), Rasheed Z. Khan and Meena Khan by Zaks, Mohd Q. Khan, M.D., William P. Liu and Rasheed Z. Khan, (hereinafter referred to as "Assignor:).

         The undersigned hereby covenants with Franchisor that if default shall at any time be made by Assignee Corporation in the payment of any sums of money due Franchisor pursuant to that certain Love's 1995 Consent to Assignment and Assumption Agreement dated October 31, 1995, (hereinafter referred to as "Consent") or pursuant to the Franchise Documents as defined in the Consent, or if Assignee Corporation shall default in fulfilling any covenants, agreements or conditions to be performed by Assignee Corporation, the undersigned shall pay to Franchisor, its successors or assigns any sums of money which may be owing under the Consent or the Franchise Documents, and/or shall take such action as may be required to cure the default in any of the covenants, agreements or conditions of the Consent or the Franchise Documents to be performed by Assignee Corporation, and the undersigned will pay all damages that may arise in the consequence of any default by Assignee Corporation under the Consent or the Franchise Documents on receipt of written notice of such default from Franchisor, its successors or assigns. This Guarantee shall be a continuing guarantee, and the liability hereunder shall in no way be affected or diminished by reason of any extension of the Consent or the Franchise Documents, any change in the terms of the Consent or the Franchise Documents or the abandonment or surrender of the Franchise by Assignee Corporation.

         The undersigned hereby expressly waives the following:

          (i) Notice of the acceptance of this Guarantee by any person or entity; and

         (ii) Any and all notices to which the undersigned might otherwise be entitled in connection with this Guarantee or the Franchise Documents. It shall not be necessary for Franchisor, in order to enforce this Guarantee, to first institute any suit or proceeding or exhaust legal remedies against Assignee Corporation.

         The undersigned hereby waives any right to require Franchisor, as a condition precedent to bringing action on this Guarantee, to:

         (a) Proceed against Assignee Corporation under the Franchise Documents; or

         (b)     Pursue any other remedy in Franchisor's power whatsoever.

         This Guarantee shall not be discharged or affected by the dissolution, liquidation, bankruptcy or merger of Assignee Corporation. The undersigned agrees to pay reasonable attorneys' fees, court and any and all other costs which may be incurred in the enforcement of this Guarantee, whether or not suit is brought thereon.

         The Guarantee hall inure to the benefit of Franchisor and its successors and assigns. Notice of assignment, transfer or disposition by Franchisor under the Franchise Documents is hereby waived by the undersigned.

         This Guarantee shall be construed under the laws of the State of California.

         IN WITNESS WHEREOF, this Guarantee of Obligations is executed as of this 31 st day of October, 1995.

/s/
Rasheed Z. Khan

/s/
Meena Khan


APPROVED:

ZAKS RESTAURANT MANAGEMENT, INC.


By: /s/


ACCEPTED:


LOVE'S ENTERPRISES, INC.:


By: /s/
   Harry Shuster, President & CEO

                                   Love's(R)

                     1996 Extension of Franchise Agreement
                                      and
                      Equipment Lease, Related Agreements

Parties:

Franchisor:                              Franchisees:

   Love's Enterprises, Inc.                  Rasheed Z. Kahn
   1990 Westwood Boulevard                   Meena Kahn
   Penthouse                                 Zaks Restaurant Management, Inc.
   Los Angeles, California 90025              a California corporation

         [Note: For convenience, the Franchisor is sometimes referred to in this and other documents as "Love's," "we," "us." or "our" and the Franchisees are collectively and individually sometimes referred to as the "Franchisees," "you" or "your." The obligations of the Franchisees under this and any other documents shall be joint and several.]

This Document is Effective:       01/01/96

Background and Preliminary Agreements:

         A. On December 16, 1969, Love's executed a Franchise Agreement (the "Franchise Agreement") with Alexander Jocic covering a "Love's(R) Wood Pit Barbecue" restaurant (the "Restaurant") located at the southeast corner of the intersection of Rosemead Boulevard and Marshall Street in the City of Rosemead, California.

         B. At the same time, the same parties executed a Lease Agreement (the "Equipment Lease") covering the lease of certain signs, fixtures, equipment and supplies for use at the Restaurant.

         C. At the same time, the same parties executed a Sublease (the "Sublease") covering the premises used for the restaurant.

         D. On August 29, 1975, the same parties executed a Mutual Release and Settlement Agreement and a related Amended Franchise Agreement (the "1975 Amended Franchise Agreement.")

         E. As of December 14, 1984, Love's, Alexander Jocic, Kwan Lee and Joseph Dopico executed an Assignment and Assumption Agreement (the "1984 Assignment"), which had the effect of transferring certain rights under the Franchise Agreement from Alexander Jocic to Kwan Lee and Joseph Dopico.

         F. As of December 30, 1985, Love's, Kwan Lee and Joseph Dopico executed an Amendment to Franchise Agreement (the "1985 Amendment.")

         G. As of November 1, 1990, Love's, Kwan Lee and Joseph Dopico executed an Amendment to Franchise Agreement (the "1990

Amendment.), which had the effect of extending the term of the 1975 Amended Franchise Agreement (as subsequently amended) to and including October 31, 1995, unless sooner terminated pursuant to the terms of the 1975 Amended Franchise Agreement (as subsequently amended), Sublease and Equipment Lease. Also as of November 1, 1990, the same parties executed an Amendment to Sublease (which had the effect of extending the Sublease term to and including October 31, 1995) and executed an Amendment to Equipment Lease (which had the effect of extending the Equipment Lease term to and including October 31, 1995.)

         H. On October 8, 1993, Love's, Kwan Lee, Joseph Dopico, Zaks Restaurant Management, Inc. ("Zaks"), Mohd Q. Kahn, M.D., William P. Liu and Rasheed Z. Kahn executed a Consent to Assignment and Assumption Agreement (the "1993 Assignment"), which had the effect of transferring certain rights under the Franchise Agreement from Kwan Lee and Joseph Dopico to Zaks, Mohd Q. Kahn, M.D., William P. Liu and Rasheed Z. Kahn.

         I. Notwithstanding the fact that the 1975 Amended Franchise Agreement (as subsequently amended) and the Equipment Lease are due to expire at the end of October 31, 1995, Zaks, Mohd Q. Kahn, M.D., William P. Liu and Rasheed Z. Kahn (Zaks, Mohd Q. Kahn, M.D., William P. Liu and Rasheed Z. Kahn be jointly and individually referred to in this document as the "1995 Assignors") have, concurrently herewith, assigned their interests thereunder to Zaks, Rasheed Z. Kahn and Meena Kahn. Such assignment is being accomplished by separate instrument and as an independent transaction and is noted here merely for convenience of the parties and completeness of documentation.

         J. The Franchisees and Love's wish to extend the term of the 1975 Amended Franchise Agreement (as subsequently amended) and the Equipment Lease (as subsequently amended), the Sublease being due to expire at the end of October 31, 1995, and the Franchisees having made, or to make, separate arrangements with the landlord for continued occupancy of the Restaurant, Love's to have no responsibility or obligation with regard thereto or with regard to occupancy by the Franchisees after October 31, 1995. In connection therewith, the Franchisees and Love's wish to arrange for the payment of certain amounts already owed to Love's and to enter into certain releases, among other things.

         K. The parties agree that, in the event of any inconsistency between the provisions of this document and any of the foregoing documents (or other documents or agreements prior to the date of this document), the provisions of this document shall prevail.

Main Agreements:

         1. Extension of Terms of Franchise Agreement and Equipment Lease. The terms of the 1975 Amended Franchise Agreement (as subsequently amended) and of the Equipment Lease (as subsequently amended) are hereby at, first extended for one (1) year each and shall terminate at the end of 12/31/96; provided that, subject to the provisions of this document, such terms shall be further automatically extended for four (4) additional one-year terms each. Each of the four (4) additional one-year extensions shall not require any notification or otherwise (notwithstanding any provisions to the contrary in any other document) but Love's may determine that extension will not be allowed based on the criteria for non-renewal as set forth in the 1975 Amended Franchise Agreement (as subsequently amended.) If Love's makes such determination, it need give the Franchisees no more than 30 days notice thereof, but, where such default is curable under the terms of the 1975 Amended Franchise Agreement, with opportunity to cure as provided in the 1975 Amended Franchise Agreement (as subsequently amended.) The terms of the 1975 Amended Franchise Agreement (as subsequently amended) and of the Equipment Lease (as subsequently amended) may only be extended together, i.e. the Franchisees may not elect to extend the term of one document without also extending the term of the other. In any event, the terms of the 1975 Amended Franchise Agreement (as subsequently amended) and of the Equipment Lease (as subsequently amended) shall expire at the end of December 31, 2000.

         2. Conditions for Each Extension. The right of the Franchisees to extend the terms of the 1975 Amended Franchise Agreement (as subsequently amended) and of the Equipment Lease (as subsequently amended) are conditioned on the Franchisees fully and timely observing each of their obligations under this document (including all payment terms) and any other document signed by them, as well as not being, at any time after October 31, 1995, in default of any of their financial, operational or other obligations to Love's, whether such obligations are cured or not. For example, if the Franchisees defaulted by failing to pay an amount due to Love's on December 1, 1995, then (even if such default was subsequently cured) the Franchisees' right to extend the terms of the 1975 Amended Franchise Agreement (as subsequently amended) and of the Equipment Lease (as subsequently amended) would be lost and the terms of the 1975 Amended Franchise Agreement (as subsequently amended) and of the Equipment Lease (as subsequently amended) would cease as of the end of the next annual period (October 31, 1996, in this example) and the terms would become month-to-month, terminable by Love's at any time on 30 day's prior written notice, unless Love's agrees otherwise in writing in its sole and absolute discretion.

         3. Ownership of Equipment. Conditioned on the Franchisees fully and timely observing each of their obligations under this document (including all payment terms) and any other document signed by them, as well as not being, at any time after October 31, 1995, in default of any of their financial, operational or other obligations to Love's, whether such obligations are cured or not, on the termination of the 4th additional one year term of the Equipment Lease (as subsequently amended), the items covered by the Equipment Lease (as subsequently amended) will become the property of the Franchisees, "as is" and without any warranties, express or implied (including, but not limited to, the warranties of merchantability and/or fitness for a particular purpose), by Love's.

         4. Reduction in Equipment Lease Payments. Conditioned on the Franchisees fully and timely observing each of their obligations under this document (including all payment terms) and any other document signed by them, as well as not, being, at any time after October 31, 1995, in default of any of their financial, operational or other obligations to Love's, whether such obligations are cured or not, from January 1, 1996 through the termination of the Equipment Lease (as subsequently amended), the weekly equipment lease payment shall be reduced from $197.50 to $150.00, conditioned on the Franchisees not having been, at any time during the period after October 31, 1995, in default of any of their financial, operational or other obligations to Love's, whether such obligations are cured or not.

         5. Payment of Outstanding Obligations. The Franchisees will pay, or cause to be paid, to Love's, by cashier's or certified check, on or before January 1, 1996, $18,025.19, together with any other indebtedness of Franchisees and/or their assignors to Love's and all amounts necessary to make the Franchisees and/or their assignors current as of October 31, 1995, on all obligations to Love's, such amount being already contractually owed to Love's by the Franchisees and/or their assignors in connection with their operation and/or ownership of the Restaurant. Love's waives any termination rights connected with any prior non-payment of such amount.

         6. Release of Love's. The Franchisees, jointly and severally, hereby release and forever discharge, indemnify and agree to hold harmless Love's, all persons and entities controlling, controlled by, under common control, affiliated and/or associated with it in any way, each of the affiliates, subsidiaries, corporate parents and predecessors of any of the foregoing, each of the owners, partners, stockholders, directors, officers, employees, agents, representatives, attorneys, accountants of any of the foregoing, and all persons acting by, through, under or in concert or affiliated or associated in any way with any of the foregoing, (all of the foregoing, including Love's, are collectively and individually referred to in this document as the "Love's Entities") from and against any and all causes of action, in law or in equity, suits, debts, liens, actual and/or alleged defaults, liabilities, claims, demands, damages, losses, costs or expenses, of any kind and/or nature whatsoever, howsoever arising, KNOWN OR UNKNOWN, fixed or contingent, past or present, whether or not related to the 1975 Amended Franchise Agreement (as subsequently amended), the Equipment Lease (as subsequently amended) the Sublease, the Restaurant or otherwise, which the Franchisees or any of them now have or may hereafter have against all or any of the Love's Entities by reason of any matter, cause or thing whatsoever from the beginning of time to the date hereof (the "Claims"), it being the mutual intention of the parties that this release be unqualifiedly general in scope and effect.

         THE FRANCHISEES AND EACH OF THEM, JOINTLY AND SEVERALLY, ACKNOWLEDGE THAT EACH IS FAMILIAR WITH THE PROVISIONS OF CALIFORNIA CIVIL CODE SECTION 1542, WHICH PROVIDES AS FOLLOWS:

         "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR."

         THE FRANCHISEES AND EACH OF THEM, JOINTLY AND SEVERALLY, BEING AWARE OF THIS CODE SECTION, HEREBY EXPRESSLY WAIVE ALL RIGHTS THEREUNDER AS WELL AS UNDER ANY OTHER STATUTES OR COMMON LAW PRINCIPLES OF SIMILAR EFFECT OF ANY APPLICABLE JURISDICTION, INCLUDING BUT NOT LIMITED TO THOSE OF CALIFORNIA.

         The Franchisees, jointly and severally, represent and warrant that there has been, and there will be, no assignment or other transfer of any interest in any Claims which any of them may have against any or all of the Love's Entities, that any and all such Claims have been forever extinguished, and the Franchisees, jointly and severally, agree to indemnify and forever hold each and all of the Love's Entities harmless from any liability, claims, demands, damages, losses, costs, expenses and/or attorney's fees incurred by any of the Love's Entities as a result of any person asserting any such assignment or transfer, or any rights or claims under such assignment or transfer. It is the intention of the parties that this indemnity does not require payment by any of the Love's Entities as a condition precedent to their recovery against the Franchisees under this clause.

General Agreements:

         7. No Attorney's Fees. Unless expressly provided otherwise in this document, in the event of any legal action or proceeding with respect to this document, the matters covered thereby (for example, to enforce any arbitration award) or otherwise, which involves Love's, the Love's Entities and/or the interests of Love's and/or the Love's Entities, each party will bear their own legal costs.

         8. Forum, WAIVER OF JURY TRIAL. Subject to the parties' agreement below regarding binding arbitration of disputes, any litigation with respect to this document, the matters covered thereby (for example, to enforce any arbitration award) or otherwise, which involves Love's, the Love's Entities and/or the interests of Love's and/or the Love's Entities, will take place in Los Angeles County, California, or, if required, the Federal court nearest thereto, the parties expressly consenting to the exclusive jurisdiction of such court(s) and waiving their rights to conduct litigation of any nature in any other forum. IN ANY ARBITRATION AND/OR LITIGATION INVOLVING LOVE'S, HE LOVE'S ENTITIES AND/OR THE INTERESTS OF LOVE'S AND/OR THE LOVE'S ENTITIES, EACH OF THE PARTIES WAIVES THEIR RIGHTS TO TRIAL BY JURY AND WAIVES ALL RIGHTS TO PUNITIVE, EXEMPLARY, MULTIPLE, PAIN-AND-SUFFERING, MENTAL DISTRESS

OR SIMILAR DAMAGES AND AGREES THAT EACH MAY ONLY RECOVER ACTUAL FINANCIAL
LOSSES.

         9. Dispute Resolution. Including Mediation and MANDATORY BINDING ARBITRATION.

                 (a) IN THE EVENT OF ANY DISPUTE INVOLVING LOVE'S, THE LOVE'S ENTITIES OR ANY INTERESTS OF LOVE'S OR THE LOVE'S ENTITIES, WHETHER RELATED TO THIS DOCUMENT, ANY FRANCHISE AGREEMENT OR OTHER AGREEMENTS, THE TRANSACTION(S) REFERENCED OR CONTEMPLATED HEREIN, ANY TRANSACTIONS RELATED THERETO AND/OR ANY OTHER DOCUMENTS, AGREEMENTS, UNDERSTANDINGS, TRANSACTIONS AND/OR ANY OTHER MATTER (WHETHER RELATED OR OTHERWISE), SUCH DISPUTE WILL BE:

                 (1) FIRST, DISCUSSED IN A FACE-TO-FACE MEETING BETWEEN EACH OF THE DISPUTANTS (OR, IF A DISPUTANT IS A CORPORATION OR PARTNERSHIP, A PRINCIPAL OF THE DISPUTANT AUTHORIZED TO MAKE BINDING COMMITMENTS ON BEHALF OF THE DISPUTANT), SUCH MEETING SHALL BE HELD AT LOVE'S HEADQUARTERS AND WITH IN 30 DAYS AFTER ANY DISPUTANT GIVES WRITTEN NOTICE OF THE DISPUTE.

                 (2) SECOND, IF, IN THE OPINION OF LOVE'S OR ANY DISPUTANT PARTICIPATING IN SUCH MEETING, SUCH MEETING HAS NOT SUCCESSFULLY RESOLVED SUCH MATTERS, AND IF DESIRED BY ANY PERSON OR ENTITY INVOLVED IN THE CLAIM, SUBMITTED TO NON-BINDING MEDIATION FOR A MINIMUM OF 8 HOURS BEFORE (A) THE AMERICAN ARBITRATION ASSOCIATION (THE "AAA") OR
         (B) ANY OTHER MEDIATION ORGANIZATION APPROVED BY ALL SUCH PERSONS AND/OR ENTITIES OR (C) A MEDIATOR APPOINTED BY A COURT IF THE AAA CANNOT CONDUCT SUCH MEDIATION AND THE PARTIES CANNOT AGREE ON A MEDIATION ORGANIZATION. ON ELECTION BY ANY PARTY, ARBITRATION AND/OR ANY OTHER REMEDY ALLOWED BY THIS AGREEMENT MAY PROCEED FORWARD AT THE SAME TIME AS MEDIATION. IN THE MEDIATION, THE DISPUTANTS SHALL EACH BE REPRESENTED BY AN INDIVIDUAL AUTHORIZED TO MAKE BINDING COMMITMENTS ON THEIR BEHALVES AND MAY BE REPRESENTED BY COUNSEL. IN ADDITION, THE DISPUTANTS MAY, WITH PERMISSION OF THE MEDIATOR, BRING SUCH ADDITIONAL PERSONS AS ARE NEEDED TO RESPOND TO QUESTIONS, CONTRIBUTE INFORMATION AND PARTICIPATE IN THE NEGOTIATIONS. THE FEES AND EXPENSES OF THE MEDIATOR AND/OR MEDIATION ORGANIZATION SHALL BE SHARED EQUALLY BY THE DISPUTANTS. THE MEDIATOR SHALL BE DISQUALIFIED AS A WITNESS, CONSULTANT, EXPERT OR COUNSEL FOR ANY PARTY WITH RESPECT TO THE DISPUTE AND ANY RELATED MATTERS.

                 (3) THIRD, IF NO SUCH PERSON OR ENTITY DESIRES MEDIATION (OR IF SUCH MEDIATION IS NOT SUCCESSFUL IN RESOLVING SUCH CLAIM), SUBMITTED TO AND FINALLY RESOLVED BY BINDING ARBITRATION BEFORE AND IN ACCORDANCE WITH THE ARBITRATION RULES OF THE AMERICAN ARBITRATION ASSOCIATION PURSUANT TO ITS COMMERCIAL ARBITRATION RULES. IN EACH CASE, THE PARTIES TO ANY MEDIATION/ARBITRATION WILL EXECUTE APPROPRIATE CONFIDENTIALITY AGREEMENTS, EXCEPTING ONLY SUCH PUBLIC DISCLOSURES AND FILINGS AS ARE REQUIRED BY LAW.

         (b) ANY MEDIATION/ARBITRATION WILL BE CONDUCTED AT THE OFFICE OF THE MEDIATING/ARBITRATING ORGANIZATION (OR ITS REPRESENTATIVES) WHICH IS LOCATED CLOSEST TO LOVE'S HEADQUARTERS. EXCEPT AS EXPRESSLY PROVIDED OTHERWISE IN THIS DOCUMENT, THE PARTIES TO ANY MEDIATION OR ARBITRATION WILL BEAR THEIR OWN COSTS, INCLUDING ATTORNEY'S FEES. ANY CLAIM, AND ANY MEDIATION/ARBITRATION, WILL BE CONDUCTED AND RESOLVED ON AN INDIVIDUAL BASIS ONLY AND NOT ON A CLASS-WIDE, MULTIPLE PLAINTIFF OR SIMILAR BASIS. UPON REQUEST OF ANY PARTY TO A CLAIM, THE ARBITRATOR MAY BE REQUIRED TO ISSUE A WRITTEN AWARD, SPECIFYING THE FACTS FOUND AND THE LAW APPLIED, BUT THE PARTY SO REQUESTING WILL BEAR THE FEES AND CHARGES INCURRED IN CONNECTION THEREWITH.
THE ARBITRATOR MAY ISSUE TEMPORARY RESTRAINING ORDERS, PRELIMINARY INJUNCTION, INJUNCTIONS AND OTHER EQUITABLE AND/OR INTERIM RELIEF TO THE EXTENT REASONABLY NECESSARY TO PRESERVE THE STATUS QUO (OR PREVENT IRREPARABLE INJURY) PENDING FINAL RESOLUTION BY BINDING ARBITRATION OF A CLAIM, AS WELL AS IN CONNECTION WITH ANY SUCH FINAL RESOLUTION, AND MAY ISSUE SUMMARY ORDERS DISPOSING OF ALL OR PART OF A CLAIM AT ANY POINT. EACH PARTY CONSENTS TO THE ENFORCEMENT OF SUCH ORDERS, INJUNCTIONS, ETC. BY ANY COURT HAVING JURISDICTION. NOTWITHSTANDING ANY PROVISIONS OF STATE LAW TO THE CONTRARY, LOVE'S INTENDS TO FULLY ENFORCE THE PROVISIONS OF THIS DOCUMENT AND OTHER DOCUMENTS, INCLUDING ALL VENUE AND MEDIATION/ARBITRATION PROVISIONS, AND TO RELY ON FEDERAL PREEMPTION UNDER THE FEDERAL ARBITRATION ACT (9 U.S.C. Section 1 ET SEQ.)

         10. Entire Understanding. Excepting only any document(s) contemporaneously signed by Love's:

         This document contains the entire understanding between Love's (on the one hand) and the Franchisees (on the other hand) and supersedes any prior understandings and agreements between and/or among any of them respecting the within subject matter and no representations, promises, guarantees, or warranties of any kind are or have been made by Love's or anyone else to induce the Franchisees to execute this document, except as specifically set forth in writing in this document.

         THERE ARE NO REPRESENTATIONS, WARRANTIES, AGREEMENTS, PROMISES, CONTRACTS, COMMITMENTS, ARRANGEMENTS, OPTIONS, RIGHTS-OF-FIRST-REFUSAL, "SIDE DEALS," UNDERSTANDINGS OR OTHERWISE, ORAL OR WRITTEN, AFFECTING OR RELATED TO LOVE'S RELATING TO THE WITHIN SUBJECT MATTER WHICH ARE NOT FULLY EXPRESSED HEREIN. THE FRANCHISEES HAVE NOT RELIED ON ANY REPRESENTATIONS, PROMISES, UNDERSTANDINGS, AGREEMENTS OR OTHERWISE WHICH ARE NOT EXPRESSLY SET FORTH IN THIS DOCUMENT, NOR DO THE FRANCHISEES HAVE ANY RESERVATIONS, NOR DO THERE EXIST ANY CONTINGENCIES, WITH REGARD TO ANY OF THEIR OBLIGATIONS UNDER THIS DOCUMENT OR ANY DOCUMENT CURRENTLY IN EXISTENCE OR TO BE EXECUTED. IF THE FRANCHISEES BELIEVE THERE HAVE BEEN ANY REPRESENTATIONS, PROMISES, UNDERSTANDINGS, AGREEMENTS OR OTHERWISE WHICH ARE NOT EXPRESSLY SET FORTH IN THIS DOCUMENT OR THAT ANY OF THE FOREGOING IS NOT TRUE, CORRECT AND COMPLETE, THEY WILL MAKE A WRITTEN STATEMENT REGARDING SUCH NEXT TO THEIR SIGNATURE.

         11. Severability. The invalidity or unenforceability of any provision hereof as determined by an arbitrator or a court of competent jurisdiction will in no way affect the validity or enforceability of any other provision hereto.

         12. Waiver. The failure of any party to seek redress for violation of this document or to insist upon the strict performance of any covenant or condition of this document will not prevent a subsequent act, which would have originally constituted a violation, from having the effect of an original violation. The rights and remedies provided by this document are cumulative and the use of any one right or remedy by any party will not preclude or waive its right to use any or all other remedies. Subject to the provisions of the release(s) granted herein, these rights and remedies are given in addition to any other rights and remedies the parties may have by law, statute, ordinance or otherwise.

         13. Heirs and Assigns. Each of the terms, covenants and conditions of this document will extend to and be binding on and inure to the benefit of not only the parties, but also each of their respective heirs, representatives, executors, administrators, assigns, and successors in interest. Whenever in this document reference is made to any party, the reference will be deemed to include, whenever applicable, the heirs, representatives, executors, administrators, assigns and successors in interest of that party the same as if in every case expressed.

FRANCHISEES (jointly and severally):       LOVE'S ENTERPRISES, INC.


/s/                                        By /s/
Rasheed Z. Khan (Individually)


/s/
Meena Kahn (Individually)

Zaks Restaurant Management, Inc.


By /s/